SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   April 1, 2002
                                                         ----------------

                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)              Identification No.)
 Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal
Executive Offices)                                                  (Zip Code)

        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)





ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
           Exhibits

99.1       Media release, dated April 1, 2002.

         The full text of the Media Release is attached to this report as
Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 9.    REGULATION FD DISCLOSURE.
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         On April 1, 2002, NTL Incorporated issued a media release
announcing that after consideration of the request of an unofficial committee of holders of certain of the Company's outstanding publicly traded bonds, it was not making interest payments at this time due April 1 on its U.S. subsidiaries' high-yield notes. A final decision on whether to make the payments will be made within the 30-day grace period provided for under each applicable indenture. The Company emphasized that withholding these interest payments at this time is not expected in any way to affect the normal course of its business operations in the UK, Ireland and Continental Europe.





                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NTL INCORPORATED
                                             (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:  Richard J. Lubasch
                                              Title: Executive Vice President -
                                                      General Counsel

Dated: April 1, 2002




                                  EXHIBIT INDEX
                                  -------------

Exhibit
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99.1          Media release, dated April 1, 2002





                                                                 Exhibit 99.1

NTL LOGO

Media Release

April 1, 2002


 NTL to Withhold Interest Payments on Certain High-Yield Notes; Decision Made
                 after Request by Committee of Bondholders

New York, April 1, 2002 - NTL Incorporated (OTC BB: NTLD; NASDAQ Europe:
NTLI), today announced that after consideration of the request of an unofficial committee of holders of certain of the Company's outstanding publicly traded bonds, it was not making interest payments at this time due April 1 on its U.S. subsidiaries' high-yield notes listed below. A final decision on whether to make the payments will be made within the 30-day grace period provided for under each applicable indenture.

The Company emphasized that withholding these interest payments at this time is not expected in any way to affect the normal course of its business operations in the UK, Ireland and Continental Europe.

NTL has sufficient liquidity to make the current interest payments and trade obligations, given its existing liquidity and the expected net proceeds of approximately U.S. $300 million from the anticipated closing in Australia on or about April 2, 2002 of the sale of NTL's Australian broadcast business. The decision not to make the interest payments at this time was made at the request of an unofficial committee of the Company's bondholders who have indicated they are representing the holders of approximately 50% of the face value of NTL and its subsidiaries' outstanding publicly traded bonds.

NTL's bank lenders continue to be supportive of the company's recapitalization plans.

The bonds on which interest payments are being withheld are the following notes issued by NTL Communications Corp.: the 9 1/2% senior notes; the 11 1/2% senior notes and the 11 7/8% senior notes.


                                   # # #

More on NTL:

o As announced on January 31, NTL has appointed Credit Suisse First Boston, JPMorgan and Morgan Stanley to advise on strategic and recapitalization alternatives to strengthen the company's balance sheet and reduce debt.

o As previously announced, following the New York Stock Exchange's announcement on March 28, 2002 that it had withheld trading of shares of NTL's common stock pending delisting, the Company expects that the shares will commence trading on the Over the Counter Bulletin Board ("OTC BB") in the United States as early as Monday April 1, 2002 and will trade at such time under the new symbol "NTLD". The Company will provide additional information to investors if and when available.

o NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within NTL's franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.5 million residential cable telephony and Internet customers.

o In the UK, over 11 million homes are located within NTL's fibre-optic broadband network, which covers nearly 50% of the UK including, London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL Home now serves around 3 million residential customers.

o NTL Business is a (pound)600 million operation and customers include Royal Bank of Scotland, Tesco, Comet, AT&T and Orange. NTL offers a broad range of technologies and resources to provide complete multi-service solutions for businesses from large corporations to local companies.

o NTL Broadcast has a 47-year history in broadcast TV and radio transmission and helped pioneer the technologies of the digital age. 22 million homes watch ITV, C4 and C5 thanks to NTL's broadcast transmitters. With over 2300 towers and other radio sites across the UK, NTL also provides a full range of wireless solutions for the mobile communications industry.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of
1995:

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, "believe," "will," "expects" and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted or estimated, whether expressed or implied, by such forward-looking statements. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.



For further information:

In the U.S.:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director - Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com

Media:
Steve Lipin/ Tim Payne, Brunswick, +1 212-333-3810

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0) 1256 752 662 / 07788 186 154
Malcolm Padley, Media Relations, 07788 978 199
Jonathan Glass, Brunswick, 07974 982 486

Investor Relations:
Virginia McMullan, +44 (0) 207 909 2144, or via e-mail at investorrelations@ntl.com
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